Fixed Assets, net & Advances for Vessels under Construction - Remaining contractual commitments under vessel construction contracts (Details) - Vessesls under Construction $ in Thousands	Jun. 30, 2023 USD ($)
Fixed Assets, net & Advances for Vessels under Construction
Remainder of 2023	$ 73,300
2024	365,631
2025	82,428
2026	113,040
Total contractual commitments	$ 634,399